Exhibit 99.1

Contact:
Peter Kuipers	Omnicell, Inc.
Chief Financial Officer	590 East Middlefield Road
800-850-6664	Mountain View, CA 94043
Peter.kuipers@omnicell.com

Omnicell Reports Results for Fiscal Year and Fourth Quarter 2017

Record yearly GAAP revenue of $716.2 million
Record yearly Non-GAAP revenue of $717.4 million
2017 GAAP net income per diluted share of $0.53
2017 Non-GAAP net income per diluted share of $1.33
Record ending product backlog of $345 million

MOUNTAIN VIEW, Calif. -- February 1, 2018 -- Omnicell, Inc. (NASDAQ: OMCL), a leading provider of medication and supply management solutions to healthcare systems, today announced results for its fiscal year and fourth quarter ended December 31, 2017.

GAAP results: Revenue for the fourth quarter of 2017 was $197.9 million, up $11.2 million or 6.0% from the third quarter of 2017, and up $26.0 million or 15.1% from the fourth quarter of 2016. Revenue for the year ended December 31, 2017 was $716.2 million, up $23.5 million or 3.4% from the year ended December 31, 2016.

Fourth quarter 2017 net income as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $24.3 million, or $0.62 per diluted share, which includes the favorable impact of the Tax Cuts and Jobs Act of 2017. This compares to GAAP net income of $6.2 million, or $0.16 per diluted share, for the third quarter of 2017, and GAAP net income of $0.2 million, or $0.00 per diluted share, for the fourth quarter of 2016.

GAAP net income for the year ended December 31, 2017 was $20.6 million, or $0.53 per diluted share. GAAP net income was $0.6 million, or $0.02 per diluted share, for the year ended December 31, 2016.

Non-GAAP results:  Non-GAAP revenue for the fourth quarter of 2017 was $198.3 million, up $11.2 million, or 6.0% from the third quarter of 2017, and up $23.6 million or 13.5% from the fourth quarter of 2016.  Non-GAAP revenue for the year ended December 31, 2017 was $717.4 million, up $14.1 million, or 2.0% from the year ended December 31, 2016.

Non-GAAP net income for the fourth quarter of 2017 was $21.2 million, or $0.54 per diluted share. This compares to non-GAAP net income of $16.3 million, or $0.42 per diluted share, for the third quarter of 2017 and $13.8 million, or $0.37 per diluted share, for the fourth quarter of 2016.

Non-GAAP net income for the year ended December 31, 2017 was $51.3 million, or $1.33 per diluted share.  This compares to non-GAAP net income of $55.7 million, or $1.51 per diluted share for the year ended December 31, 2016.

Non-GAAP net income for each period presented excludes, when applicable, the effect of stock-based compensation expense, amortization expense of acquired intangible assets, acquisition-related expenses, fair value adjustments related to business acquisitions, severance and integration-related expenses, tax reform benefits, and amortization of debt issuance cost.

Total product bookings for the year ended December 31, 2017 were $568 million compared to total bookings for the year ended December 31, 2016 of $541 million. Total product backlog for the year ended December 31, 2017 was $345 million compared to $301 million for the year ended December 31, 2016, or an increase of 14.3% year over year.

"2017 was a successful year for Omnicell with record bookings and revenues," said Randall Lipps, chairman, CEO, president, and founder of Omnicell. "We are proud of the company’s financial performance and our strategic execution. We’re seeing rapid adoption of our latest solutions and services from our Omnicell platform, some of which leverage workflow automation on a cloud data platform, artificial intelligence for predictive analytics and performance-driven partnerships to help our customers achieve the highest level of success. The company is well positioned to take advantage of these great opportunities ahead in 2018."

2017 Business Highlights:

•	The Company started the production of the XT series in January 2017 and successfully ramped up the production and installation throughout the year;

•	In April, the Company announced the launch of AcuDose-Rx® software on XT hardware, which allows legacy Aesynt customers to take full advantage of the XT series;

•
During the second quarter, the Company launched the XT series Automated Supply Dispensing Cabinet and the Controlled Substance Dispenser module, which provides innovative, efficient and secure workflow for dispensing and administration of controlled substances;

•
In December, the Company announced the XR2 Automated Central Pharmacy System, a robotic solution that is a significant step towards fully automating central pharmacy operations in a variety of settings;

•
In December, the Company announced the IVX Workflow which operates on the IVX Cloud, creating a significant technological advancement for sterile compounding workflow processes and enabling pharmacies to safely and efficiently compound and prepare IV doses;

•
During the year the Company has experienced good momentum on new products and has received multiple contractual purchase commitments for both the XR2 Automated Central Pharmacy System and the IVX Workflow before their respective general availability dates in 2018;

•	During the year the Company expanded its Medication Adherence ecosystem with the addition of advanced automated packaging solutions;

•
During the year, the Company expanded the Performance Center's core capabilities of operational improvements into patient outcomes and regulatory compliance through internal development and the acquisition of InPharmics;

•	For the twelve months ended December 31, 2017, the Company’s new and competitive conversion rate was 29%; and

•	For the year ended December 31, 2017, the Company’s product backlog was $345 million, an increase of 14.3% from one year ago.

2018 Guidance:

For 2018, we will adopt ASU 2014-09 Revenue from Contracts with Customers, which impacts the timing of revenue recognition and requires the presentation of certain costs previously reported as selling expenses as a reduction of revenue, both of which are not anticipated to be material. The reclassification of selling costs will result in a reduction of net sales, but has no impact on operating income or net earnings.

For the first quarter of 2018, the Company expects non-GAAP revenue to be between $174 million and $179 million, which includes the impact of reclassification of selling costs as a reduction of revenue. The Company expects first quarter of 2018 non-GAAP earnings to be between $0.22 and $0.28 per share.

For the year 2018, the Company expects product bookings to be between $625 million and $660 million.

The Company expects non-GAAP revenue to be between $780 million and $800 million, which includes the impact of reclassification of selling costs as a reduction of revenue, and non-GAAP earnings to be between $1.85 and $2.05 per share.

The table below summarizes Omnicell's 2018 guidance outlined above:

	Q1'18	Total Year 2018
Product Bookings	Not provided	$625 million - $660 million
Non-GAAP Revenue	$174 million - $179 million	$780 million - $800 million
Non-GAAP EPS	$0.22 - $0.28	$1.85 - $2.05

Omnicell Conference Call Information

Omnicell will hold a conference call today, Thursday, February 1, 2018 at 1:30 p.m. PT to discuss fourth quarter financial results. The conference call can be monitored by dialing 1-800-696-5518 within the U.S. or 1-706-758-4883 for all other locations. The Conference ID # is 3791479. Internet users can access the conference call at http://ir.omnicell.com/events.cfm. A replay of the call will be available today at approximately 4:30 p.m. PT and will be available until 11:59 p.m. PT on March 15, 2018. The replay access numbers are 1-855-859-2056 within the U.S. and 1-404-537-3406 for all other locations, Conference ID # is 3791479.

About Omnicell

Since 1992, Omnicell (NASDAQ: OMCL) has been inspired to create safer and more efficient ways to manage medications and supplies across all care settings. As a leader in medication and supply dispensing automation, central pharmacy automation, IV robotics, analytics software, and medication adherence and packaging systems, Omnicell is focused on improving care across the entire healthcare continuum-from the acute care hospital setting, to post-acute skilled nursing and long-term care facilities, to the patient’s home.

Approximately 4,000 customers worldwide use Omnicell® automation and analytics solutions to increase operational efficiency, reduce medication errors, deliver actionable intelligence and improve patient safety.

Omnicell’s innovative medication adherence solutions, used by over 32,000 institutional and retail pharmacies in North America and the United Kingdom, are designed to improve patient adherence to prescriptions, helping to reduce costly hospital readmissions.

Recent Omnicell acquisitions add distinct capabilities, particularly in central pharmacy, IV robotics, and pharmacy software, creating the broadest medication management product portfolio in the industry.

For more information about Omnicell, Inc. please visit www.omnicell.com.

Forward-Looking Statements

To the extent any statements contained in this release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside Omnicell’s control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to Omnicell’s pipeline, new sales opportunities, and projected bookings, revenue and profit growth. Risks that contribute to the uncertain nature of the forward-looking statements include (i) our ability to take advantage of the growth opportunities in medication management across the spectrum of healthcare settings from the hospital, long-term care, to home care, (ii) our ability to develop and commercialize new products, including the XR2 Automated Central Pharmacy System and the IVX semi-automated workflow solution, (iii) unfavorable general economic and market conditions, (iv) risks to growth and acceptance of our products and services, including competitive conversions, (v) growth of the clinical automation and workflow automation market generally, (vi) potential of increasing competition, (vii) potential regulatory changes, (viii) our ability to improve sales productivity to grow product bookings and (ix) our ability to acquire and successfully integrate companies. These and other risks and uncertainties are described more fully in Omnicell’s most recent filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with GAAP. Our management evaluates and makes operating decisions using various performance measures. In addition to Omnicell’s GAAP results, we also consider non-GAAP revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income, and non-GAAP net income per diluted share. Additionally, we calculate Adjusted EBITDA (another non-GAAP measure) by means of adjustments to GAAP Net Income. These non-GAAP results should not be considered as an alternative to gross profit, operating expenses, net income, net income per diluted share, or any other performance measure derived in accordance with GAAP. We present these non-GAAP results because we consider them to be important supplemental measures of Omnicell’s performance.

Our non-GAAP revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income and non-GAAP net income per diluted share are exclusive of certain items to facilitate management’s review of the comparability of Omnicell’s core operating results on a period to period basis because such items are not related to Omnicell’s ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a)  Share-based compensation expense. We excluded from our non-GAAP results the expense related to equity-based compensation plans as they represent expenses that do not require cash settlement from Omnicell.

b) Amortization of acquired intangible assets. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.

c) Amortization of debt issuance cost. Debt issuance cost represents costs associated with the issuance of Term Loan and Revolving Line of Credit facilities. The cost includes underwriting fees, original issue discount, ticking fee, and legal fees. This non-cash expense is not considered by management to reflect the core cash-generating performance of the business and therefore is excluded from our non-GAAP results.

d) Acquisition accounting impact related to deferred revenue. In connection with recent acquisitions, business combination rules require us to account for the fair values of arrangements for which acceptance has not been obtained, and post installation support has not been provided in our purchase accounting. The non-GAAP adjustment to our revenues is intended to include the full amounts of such revenues. We believe the adjustment to these revenues is useful as a measure of the ongoing performance of our business.

e) Inventory fair value adjustments. In connection with the acquisition of Aesynt, business combination rules require us to account for the fair values of inventory acquired in our purchase accounting. The non-GAAP adjustment to the cost of revenues is intended to include the impact of such adjustment. We believe the adjustment is useful as a measure of the ongoing performance of our business.

f) Acquisition related expenses. We excluded from the non-GAAP results the expenses which are related to recent acquisitions. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these acquisition related expenses provides more meaningful comparisons of the financial results to our historical operations and forward looking guidance and the financial results of less acquisitive peer companies.

g) Severance and other related expenses. We excluded from our non-GAAP results the expenses which are related to restructuring and integrations related events. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these expenses provides more meaningful comparisons of the financial results to our historical operations and forward looking guidance and the financial results of peer companies.

h) Tax reform impact. We excluded from our non-GAAP results the net one-time benefits related to the Tax Cuts and Jobs Act of 2017 based on the estimated impact of the revaluation of deferred tax assets and liabilities. These net benefits are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these net benefits provides more meaningful comparisons of the financial results to our historical operations and forward looking guidance and the financial results of peer companies.

Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Omnicell’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock compensation plans or other items.

We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:

1) Such non-GAAP financial measures provide an additional analytical tool for understanding Omnicell’s financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;

2) Since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare our performance across financial reporting periods;

3) These non-GAAP financial measures are employed by Omnicell’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting; and

4) These non-GAAP financial measures facilitate comparisons to the operating results of other companies in our industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance.

Set forth below are additional reasons why share-based compensation expense is excluded from our non-GAAP financial measures:

i)  While share-based compensation calculated in accordance with ASC 718 constitutes an ongoing and recurring expense of Omnicell, it is not an expense that requires cash settlement by Omnicell. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.

ii) We present ASC 718 share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation, under ASC 718 are dependent upon the trading price of Omnicell’s common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.

Our Adjusted EBITDA calculation is defined as earnings before interest income and expense, taxes, depreciation and amortization, and non-cash expenses, including ASC 718 stock compensation expense, as well as certain non-GAAP adjustments.

As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for Omnicell’s GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

•
Omnicell’s stock option and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in Omnicell’s GAAP results for the foreseeable future under ASC 718.

•	Other companies, including companies in Omnicell’s industry, may calculate non-GAAP financial measures differently than Omnicell, limiting their usefulness as a comparative measure.

Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between Omnicell’s non-GAAP and GAAP financial results is set forth in the financial tables at the end of this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results that are contained in this press release and in Omnicell’s SEC filings.

With respect to the Company’s expectations under “Guidance” above, and regarding certain projections discussed on today’s teleconference, reconciliation of non-GAAP earnings ranges per share guidance for 2018, to the closest corresponding GAAP measures is not available without unreasonable efforts as we are unable to predict with reasonable certainty the matters we would allocate to “certain items,” including unusual gains and losses, costs associated with future restructurings, acquisition-related expenses and litigation outcomes. These items are uncertain, complex, depend on various factors, have low visibility and could have a material impact on GAAP EPS in future periods.

Omnicell, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended			Years Ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Revenues:
Product	$144,120	$135,103	$125,753	$506,209	$517,944
Services and other revenues	53,824	51,679	46,221	209,956	174,679
Total revenues	197,944	186,782	171,974	716,165	692,623
Cost of revenues:
Cost of product revenues	79,791	79,725	78,024	304,842	302,437
Cost of services and other revenues	23,085	22,204	19,621	89,235	76,386
Total cost of revenues	102,876	101,929	97,645	394,077	378,823
Gross profit	95,068	84,853	74,329	322,088	313,800
Operating expenses:
Research and development	15,894	16,414	14,902	66,022	57,799
Selling, general and administrative	63,494	58,725	59,608	250,312	249,520
Total operating expenses	79,388	75,139	74,510	316,334	307,319
Income (loss) from operations	15,680	9,714	(181)	5,754	6,481
Interest and other income (expense), net	(1,641)	(2,732)	(1,656)	(6,633)	(8,429)
Income (loss) before provision for income taxes	14,039	6,982	(1,837)	(879)	(1,948)
Provision (benefit) for income taxes	(10,252)	751	(1,994)	(21,484)	(2,551)
Net income	$24,291	$6,231	$157	$20,605	$603
Net income per share:
Basic	$0.64	$0.17	$—	$0.55	$0.02
Diluted	$0.62	$0.16	$—	$0.53	$0.02
Weighted average shares outstanding:
Basic	38,127	37,698	36,553	37,483	36,156
Diluted	39,482	38,973	37,256	38,712	36,864

Omnicell, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands)

	December 31,
	2017	2016

ASSETS
Current assets:
Cash and cash equivalents	$32,424	$54,488
Accounts receivable, net	189,227	150,303
Inventories	96,137	69,297
Prepaid expenses	36,060	28,646
Other current assets	13,273	12,674
Total current assets	367,121	315,408
Property and equipment, net	42,595	42,011
Long-term investment in sales-type leases, net	15,435	20,585
Goodwill	337,751	327,724
Intangible assets, net	168,107	190,283
Long-term deferred tax assets	9,454	4,041
Other long-term assets	39,841	35,051
Total assets	$980,304	$935,103

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$48,290	$27,069
Accrued compensation	27,241	26,722
Accrued liabilities	35,693	31,195
Long-term debt, current portion, net	15,208	8,410
Deferred revenue, net	86,104	87,516
Total current liabilities	212,536	180,912
Long-term, deferred revenue	17,244	17,051
Long-term deferred tax liabilities	28,579	51,592
Other long-term liabilities	9,829	8,210
Long-term debt, net	194,917	245,731
Total liabilities	463,105	503,496
Stockholders’ equity:
Total stockholders’ equity	517,199	431,607
Total liabilities and stockholders’ equity	$980,304	$935,103

Omnicell, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Year Ended December 31,
	2017	2016
Operating Activities
Net income	$20,605	$603
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	51,511	58,362
Loss on disposal of fixed assets	512	35
Gain related to contingent liability	—	(600)
Share-based compensation expense	21,857	19,500
Income tax benefits from employee stock plans	11	1,703
Deferred income taxes	(26,844)	(10,882)
Amortization of debt financing fees	1,590	1,590
Changes in operating assets and liabilities:
Accounts receivable	(39,068)	8,047
Inventories	(26,840)	(3,362)
Prepaid expenses	(7,414)	(4,321)
Other current assets	(2,074)	(1,093)
Investment in sales-type leases	6,625	(9,639)
Other long-term assets	(98)	2,043
Accounts payable	19,709	(4,963)
Accrued compensation	519	(2,052)
Accrued liabilities	4,383	(3,287)
Deferred revenue	(1,219)	4,480
Other long-term liabilities	1,069	(6,264)
Net cash provided by operating activities	24,834	49,900
Investing Activities
Purchase of intangible assets, intellectual property and patents	(160)	(1,372)
Software development for external use	(15,040)	(14,348)
Purchases of property and equipment	(15,341)	(13,445)
Business acquisitions, net of cash acquired	(4,446)	(312,158)
Net cash used in investing activities	(34,987)	(341,323)
Financing Activities
Proceeds from debt, net	56,894	287,051
Repayment of debt and revolving credit facility	(102,500)	(34,500)
Payment for contingent consideration	(2,400)	(3,000)
At the market offering, net of offering costs	13,900	—
Proceeds from issuances under stock-based compensation plans	30,121	17,691
Employees' taxes paid related to restricted stock units	(5,892)	(3,490)
Net cash provided by (used in) financing activities	(9,877)	263,752
Effect of exchange rate changes on cash and cash equivalents	(2,034)	(58)
Net decrease in cash and cash equivalents	(22,064)	(27,729)
Cash and cash equivalents at beginning of period	54,488	82,217
Cash and cash equivalents at end of period	$32,424	$54,488

Omnicell, Inc.
Reconciliation of GAAP to Non-GAAP
(Unaudited, in thousands, except per share data and percentages)

	Three Months Ended			Twelve Months Ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016

Reconciliation of GAAP revenue to non-GAAP revenue:
GAAP revenue	$197,944	$186,782	$171,974	$716,165	$692,623
Acquisition accounting impact related to deferred revenue	313	313	2,663	1,252	10,652
Non-GAAP revenue	$198,257	$187,095	$174,637	$717,417	$703,275

Reconciliation of GAAP gross profit to non-GAAP gross profit:
GAAP gross profit	$95,068	$84,853	$74,329	$322,088	$313,800
GAAP gross margin	48.0%	45.4%	43.2%	45.0%	45.3%
Share-based compensation expense	834	882	776	3,562	2,596
Amortization of acquired intangibles	2,818	2,985	5,266	11,488	20,890
Acquisition accounting impact related to deferred revenue	313	313	2,663	1,252	10,652
Inventory fair value adjustments	—	—	921	—	3,682
Acquisition related expenses	—	—	5	—	277
Severance and other expenses*	234	70	—	2,001	—
Non-GAAP gross profit	$99,267	$89,103	$83,960	$340,391	$351,897
Non-GAAP gross margin	50.1%	47.6%	48.1%	47.4%	50.0%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses	$79,388	$75,139	$74,510	$316,334	$307,319
GAAP operating expenses % to total revenue	40.1%	40.2%	43.3%	44.2%	44.4%
Share-based compensation expense	(4,708)	(4,377)	(4,663)	(18,295)	(16,904)
Amortization of acquired intangibles	(3,348)	(3,381)	(3,752)	(14,008)	(15,251)
Acquisition related expenses	—	—	(829)	(126)	(5,753)
Severance and other expenses*	(233)	(229)	—	(3,764)	—
Non-GAAP operating expenses	$71,099	$67,152	$65,266	$280,141	$269,411
Non-GAAP operating expenses % to total revenue	35.9%	35.9%	37.4%	39.0%	38.3%
* Other expenses include relocation charge of $578, restructuring rent expense of $510, integration consulting expense of $201 and depreciation adjustment related to purchase price allocation from acquisition of $1,013 for the year ended December 31, 2017.

	Three Months Ended			Twelve Months Ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations:
GAAP income (loss) from operations	$15,680	$9,714	$(181)	$5,754	$6,481
GAAP operating income % to total revenue	7.9%	5.2%	(0.1)%	0.8%	0.9%
Share-based compensation expense	5,542	5,259	5,438	21,857	19,500
Amortization of acquired intangibles	6,166	6,366	9,017	25,496	36,141
Acquisition accounting impact related to deferred revenue	313	313	2,663	1,252	10,652
Inventory fair value adjustments	—	—	921	—	3,682
Acquisition related expenses	—	—	834	126	6,029
Severance and other expenses	467	299	—	5,765	—
Non-GAAP income from operations	$28,168	$21,951	$18,692	$60,250	$82,485
Non-GAAP operating income % to total Non-GAAP revenue	14.2%	11.7%	10.7%	8.4%	11.7%

Reconciliation of GAAP net income to non-GAAP net income:
GAAP net income	$24,291	$6,231	$157	$20,605	$603
Tax reform benefit impact	(13,391)	—	—	(13,391)	—
Share-based compensation expense	5,542	5,259	5,438	21,857	19,500
Amortization of acquired intangibles	6,166	6,366	9,017	25,496	36,141
Acquisition accounting impact related to deferred revenue	313	313	2,663	1,252	10,652
Inventory fair value adjustments	—	—	921	—	3,682
Acquisition related expenses	397	397	632	1,715	7,019
Severance and other expenses	467	299	—	5,765	—
Tax effect of the adjustments above(a)	(2,570)	(2,579)	(5,031)	(11,980)	(21,850)
Non-GAAP net income	$21,215	$16,286	$13,797	$51,319	$55,747

Reconciliation of GAAP net income per share - diluted to non-GAAP net income per share - diluted:
Shares - diluted GAAP	39,482	38,973	37,256	38,712	36,864

Shares - diluted Non-GAAP	39,482	38,973	37,256	38,712	36,864

GAAP net income per share - diluted	$0.62	$0.16	$—	$0.53	$0.02
Tax reform benefit impact	(0.34)	—	—	(0.35)	—
Share-based compensation expense	0.14	0.14	0.15	0.56	0.53
Amortization of acquired intangibles	0.16	0.16	0.24	0.67	0.98
Acquisition accounting impact related to deferred revenue	0.01	0.01	0.07	0.03	0.29
Inventory fair value adjustments	—	—	0.02	—	0.10
Acquisition related expenses	0.01	0.01	0.02	0.04	0.19
Severance and other expenses	0.01	0.01	—	0.16	—
Tax effect of the adjustments above(a)	(0.07)	(0.07)	(0.13)	(0.31)	(0.60)
Non-GAAP net income per share - diluted	$0.54	$0.42	$0.37	$1.33	$1.51

Reconciliation of GAAP net income to non-GAAP Adjusted EBITDA:
GAAP net income	$24,291	$6,231	$157	$20,605	$603
Share-based compensation expense	5,542	5,259	5,438	21,857	19,500
Interest (income) and expense, net	1,202	2,127	998	6,072	5,616
Depreciation and amortization expense	12,969	12,600	14,457	51,511	58,362
Acquisition accounting impact related to deferred revenue	313	313	2,663	1,252	10,652
Inventory fair value adjustments	—	—	921	—	3,682
Acquisition related expenses	397	397	632	1,715	7,019
Severance and other expenses	213	46	—	4,752	—
Income tax expense (benefit)	(10,252)	751	(1,994)	(21,484)	(2,551)
Non-GAAP Adjusted EBITDA (b)	$34,675	$27,724	$23,272	$86,280	$102,883
_____________________

(a)Tax effects calculated for all adjustments except share-based compensation expense and tax reform benefit, using the tax rate of 35%.
(b)Defined as earnings before interest income and expense, taxes, depreciation and amortization, share-based compensation expense, as well as excluding certain non-GAAP adjustments.

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Three Months Ended December 31, 2017			Three Months Ended December 31, 2016
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$163,142	$34,802	$197,944	$143,583	$28,391	$171,974
Cost of revenues	79,225	23,651	102,876	77,566	20,079	97,645
Gross profit	83,917	11,151	95,068	66,017	8,312	74,329
Gross margin %	51.4%	32.0%	48.0%	46.0%	29.3%	43.2%

Operating expenses	47,049	10,539	57,588	47,402	7,325	54,727
Income from segment operations	$36,868	$612	$37,480	$18,615	$987	$19,602
Operating margin %	22.6%	1.8%	18.9%	13.0%	3.5%	11.4%

Corporate costs			21,800			19,783
Income (loss) from operations			$15,680			$(181)

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Year Ended December 31, 2017			Year Ended December 31, 2016
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$590,392	$125,773	$716,165	$593,626	$98,997	$692,623
Cost of revenues	308,443	85,634	394,077	310,967	67,856	378,823
Gross profit	281,949	40,139	322,088	282,659	31,141	313,800
Gross margin %	47.8%	31.9%	45.0%	47.6%	31.5%	45.3%

Operating expenses	193,700	41,735	235,435	198,511	24,843	223,354
Income from segment operations	$88,249	$(1,596)	$86,653	$84,148	$6,298	$90,446
Operating margin %	14.9%	(1.3)%	12.1%	14.2%	6.4%	13.1%

Corporate costs			80,899			83,965
Income from operations			$5,754			$6,481

Omnicell, Inc.
Segment Information - Non-GAAP Gross Profit and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended December 31, 2017
	Automation and Analytics			Medication Adherence			Total
	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue
Revenues	$163,142			$34,802			$197,944
Acquisition accounting impact related to deferred revenue	—	—%	—%	313	0.9%	0.9%	313	0.2%	0.2%
Non-GAAP Revenues	$163,142			$35,115			$198,257

GAAP Gross profit	$83,917	51.4%		$11,151	32.0%		$95,068	48.0%
Stock-based compensation expense	704	0.4%	0.4%	130	0.4%	0.4%	834	0.4%	0.4%
Amortization expense of acquired intangible assets	2,251	1.4%	1.4%	567	1.6%	1.6%	2,818	1.4%	1.4%
Acquisition accounting impact related to deferred revenue	—	—%	—%	313	0.9%	0.9%	313	0.2%	0.2%
Severance and other expenses	234	0.1%	0.1%	—	—%	—%	234	0.1%	0.1%
Non-GAAP Gross profit	$87,106		53.4%	$12,161		34.6%	$99,267		50.1%

GAAP Operating income	$36,868	22.6%		$612	1.8%		$37,480	18.9%
Stock-based compensation expense	2,184	1.3%	1.3%	376	1.08%	1.1%	2,560	1.3%	1.3%
Amortization expense of acquired intangible assets	4,364	2.7%	2.7%	1,802	5.2%	5.1%	6,166	3.1%	3.1%
Acquisition accounting impact related to deferred revenue	—	—%	—%	313	0.9%	0.9%	313	0.2%	0.2%
Severance and other expenses	204	0.1%	0.1%	—	—%	—%	204	0.1%	0.1%
Non-GAAP Operating income	$43,620		26.7%	$3,103		8.8%	$46,723		23.6%

GAAP Corporate costs							$21,800	11.0%
Less: Stock-based compensation expense							(2,982)	(1.5)%	(1.5)%
Less: Acquisition-related expenses							(263)	(0.1)%	(0.1)%
Non-GAAP Corporate costs							$18,555		9.4%

Non-GAAP Income from operations							$28,168		14.2%

Omnicell, Inc.
Segment Information - Non-GAAP Gross Profit and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended December 31, 2016
	Automation and Analytics			Medication Adherence			Total
	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue
Revenues	$143,583			$28,391			$171,974
Acquisition accounting impact related to deferred revenue	2,663	1.9%	1.8%	—	—%	—%	2,663	1.5%	1.5%
Non-GAAP Revenues	$146,246			$28,391			$174,637

GAAP Gross profit	$66,017	46.0%		$8,312	29.3%		$74,329	43.2%
Stock-based compensation expense	668	0.5%	0.5%	108	0.4%	0.4%	776	0.5%	0.4%
Amortization expense of acquired intangible assets	4,820	3.4%	3.3%	446	1.6%	1.6%	5,266	3.1%	3.0%
Acquisition accounting impact related to deferred revenue	2,663	1.9%	1.8%	—	—%	—%	2,663	1.5%	1.5%
Inventory fair value adjustments	921	0.6%	0.6%	—	—%	—%	921	0.5%	0.5%
Acquisitions related expenses	5	—%	—%	—	—%	—%	5	—%	—%
Non-GAAP Gross profit	$75,094		51.3%	$8,866		31.2%	$83,960		48.1%

GAAP Operating income	$18,615	13.0%		$988	3.5%		$19,603	11.4%
Stock-based compensation expense	2,672	1.9%	1.8%	270	1.0%	1.0%	2,942	1.7%	1.7%
Amortization expense of acquired intangible assets	7,494	5.2%	5.1%	1,523	5.4%	5.4%	9,017	5.2%	5.2%
Acquisition accounting impact related to deferred revenue	2,663	1.9%	1.8%	—	—%	—%	2,663	1.5%	1.5%
Inventory fair value adjustments	921	0.6%	0.6%	—	—%	—%	921	0.5%	0.5%
Acquisitions related expenses	23	—%	—%	—	—%	—%	23	—%	—%
Non-GAAP Operating income	$32,388		22.1%	$2,781		9.8%	$35,169		20.1%

GAAP Corporate costs							$19,784	11.5%
Less: Stock-based compensation expense							2,496	1.5%	1.4%
Less: Acquisition-related expenses							811	0.5%	0.5%
Non-GAAP Corporate costs							$16,477		9.4%

Non-GAAP Income from operations							$18,692		10.7%